EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Statement of Additional Information dated January 1, 2008

The following is added to "Strategies and Risks":

Royalty Bonds. The Portfolio may invest in debt securities collateralized by pharmaceutical royalty interests ("Royalty Bonds"). Pharmaceutical royalty streams are created when the owner of a patent on a pharmaceutical product licenses the discovery to a larger commercial entity for further development, while maintaining a royalty interest on future sales of the product. Royalty Bonds are created when the royalty owner borrows against the royalty stream by issuing debt collateralized by the royalty. Royalty Bond investors receive interest and principal payments collateralized and funded by the stream of royalty payments. Royalty Bonds are typically offered in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, and are restricted as to resale. Because Royalty Bonds are restricted securities and the proprietary nature of the underlying pharmaceutical product licenses, it may take longer to liquidate Royalty Bond positions than would be the case for other securities.

Many health sciences companies are subject to substantial governmental regulations that can affect their prospects. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Additionally, such products are subject to risks such as the appearance of toxic effects following commercial introduction and manufacturing difficulties. The enforcement of patent, trademark and other intellectual property laws will affect the value of many such companies.

December 15, 2008